Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Second Amended and Restated Credit Agreement (herein, this “Third Amendment”) is entered into as of November 26, 2019, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.      The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Amended and Restated Credit Agreement dated as of May 24, 2019 (such Second Amended and Restated Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Administrative Agent and Lenders agree to, among other things, (i) adjust certain interest rate provisions and increase the Applicable Margin set forth in the Credit Agreement, (ii) include 1031 Borrowing Base Cash (as defined herein) in the calculation of the Borrowing Base, (iii) adjust the Borrowing Base Requirements set forth in the Credit Agreement, (iv) amend the Minimum Adjusted EBITDA to Fixed Charges Ratio and Maintenance of Net Worth covenants set forth in Section 8.20 of the Credit Agreement, (v) provide a security interest in 1031 Released Cash (as defined herein) held in the 1031 Cash Account (as defined herein) and (vi) make certain other revisions to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS.

Subject to (a) the satisfaction of the conditions precedent set forth in Section 3 below and (b) the consummation of the Alpine IPO, the Credit Agreement will be amended as follows (effective automatically upon the consummation of the Alpine IPO and receipt of written notice thereof by the Administrative Agent (the date such events are completed being the “Amendment Effective Date”):

1.1.      The following clause (iii) is added to Section 1.8(b) of the Credit Agreement:

(iii)      Within ten (10) Business Days after July 1, 2020, Borrower shall deliver to Administrative Agent a Borrowing Base Certificate setting forth the components of the Borrowing Base and giving effect to the required removal of all 1031 Borrowing Base Cash from the Borrowing Base.  In the event the sum of the unpaid principal balance of the Revolving Loans, Swing Loans and the L/C Obligations then outstanding shall be in excess of the lesser of the aggregate Revolving Credit Commitments and the Borrowing Base as then determined and computed, as contained in such Borrowing Base Certificate, the Borrower shall promptly, and in no event later than 11:00 a.m. (Chicago time) on the date that is two (2) Business Days following such delivery, and without notice or demand pay the amount of the excess to the Administrative Agent for the account of the Lenders as a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans and Swing Loans until paid in full with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

1.2.      The definitions of “Annual Capital Expenditure Reserve,” Borrowing Base,” “Borrowing Base Requirements,” “EBITDA,” “Fixed Charges,” and “Property Net Operating Income” in Section 5.1 of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“Annual Capital Expenditure Reserve” means the sum of (a) an amount equal to the product of (i) $0.15 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for retail and industrial properties, plus (b) an amount equal to the product of (i) $0.50 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for office properties, plus (c) an amount equal to the product of (i) four percent (4.0%) multiplied by (ii) the gross revenues from any hotels, motels and resorts; provided, however, this definition of Annual Capital Expenditure Reserve shall not apply to any Land Assets or any Ground Leases; provided that the Borrower is not obligated for Capital Expenditures.

“Borrowing Base” means, at any date of its determination, an amount equal to:

(x)      (i) the lesser of (A) 60% of the Borrowing Base Value of all Eligible Properties on such date and (B) the Debt Service Coverage Amount of all Eligible Properties on such date, plus (ii) at any date of its determination occurring prior to July 1, 2020, the lesser of (A) $50,000,000 and (B) 60% of 1031 Borrowing Base Cash as of such date, minus

(y)      the aggregate amount of Other Unsecured Indebtedness if an Other Guaranty Trigger has occurred but a Collateral Trigger Event has not occurred.

“Borrowing Base Requirements” means with respect to the calculation of the Borrowing Base, collectively that (a) at all times such calculation shall be based on no less than (i) prior to July 1, 2020, nine (9) Eligible Properties and (ii) on and after July 1, 2020, twenty (20) Eligible Properties; (b) the Borrowing Base Value shall at all times be equal to or in excess of (i) prior to July 1, 2020, $75,000,000 and (ii) on and after July 1, 2020, $200,000,000; (c) no more than 35% of the Borrowing Base Value may be comprised of Eligible Properties which are not used as retail, office or mixed-use retail/office Properties; (d) no more than 25% of the Borrowing Base Value may be comprised of any one Eligible Property (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 25% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value); (e) no more than 20% of Borrowing Base Value may be from any single Tenant unless such Tenant’s Rating is equal to or better than BBB-/Baa3 from S&P or Moody’s, respectively (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 20% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value), (f) no more than 30% of Borrowing Base Value may be comprised of Permitted Ground Lease Investments, (g) no more than 20% of the Borrowing Base Value may be comprised of Eligible Properties which are operated as hotels, motels or resorts, (h) the Eligible Properties (other than Permitted Ground Lease Investments) must have an aggregate Occupancy Rate of at least 85% and (i) no more than (i) prior to January 1, 2021, 40% and (ii) on and after January 1, 2021, 35% of the Borrowing Base Value may be comprised of Eligible Properties which are located in the same MSA (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 40% or 35%, as applicable, of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value).

“Borrowing Base Value” means an amount equal to the sum of (a) for all Eligible Properties owned for more than twelve (12) months, the quotient of (i) the Borrowing Base NOI divided by (ii) the Capitalization Rate plus (b) for all Eligible Properties owned for twelve (12) months or less, the lesser of (i) the book value (as defined by GAAP) of any such Eligible Property and (ii), the value of any such Eligible Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters; provided that Borrowing Base Value shall be reduced by excluding a portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

“Collateral Documents” means the Pledge Agreement, Mortgages (if any), the Omnibus Amendment and General Reaffirmation Agreement, the 1031 Property Security Documents (if any), the 1031 Cash Security Documents (if any) and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements, control agreements, and other documents as shall from time to time secure or relate to the Obligations or any part thereof.

“EBITDA” means, for any period, determined on a consolidated basis of the Borrower and its Subsidiaries, in accordance with GAAP, the sum of net income (or loss) plus: (i) depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss); (ii) Interest Expense; (iii) income tax expense, to the extent included as an expense in the calculation of net income (or loss); (iv) extraordinary, unrealized or non‑recurring losses, including (A) impairment charges, (B) losses from the sale of real property, and (v) non-cash compensation paid to employees of Borrower in the form of Borrower’s equity securities, minus: (a) extraordinary, unrealized or non-recurring gains, including (x) the write-up of assets and (y) gains from the sale of real property and (b) income tax benefits.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Borrower’s equity securities for such Rolling Period plus (d) all income taxes (federal, state and local) paid by Borrower during such Rolling Period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“Property Net Operating Income” or “Property NOI” means, with respect to any Property for any Rolling Period (without duplication), the aggregate amount of (i) Property Income for such period minus (ii) Property Expenses for such period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

1.3.      The following definitions of “1031 Alpine Cash Proceeds,” “1031 Alpine Property Holder,” “1031 Borrowing Base Cash,” “1031 Cash Account,” “1031 Cash Security Documents,” “1031 Pledged Subsidiary,” “1031 Released Cash,” “Alpine,” “Alpine IPO,” “Benchmark Replacement,” “Benchmark Replacement Adjustment,” “Benchmark Replacement Conforming Changes,” “Benchmark Replacement Date,” “Benchmark Transition Event,” “Benchmark Transition Start Date,” “Benchmark Unavailability Period,” “Early Opt-In Election, “Federal Reserve Bank of New York’s Website,” “Relevant Governmental Body,” “SOFR,”,  “Term SOFR,” “Third Amendment,” “Third Amendment Effective Date” and “Unadjusted Benchmark

Replacement” are hereby added to Section 5.1 of the Credit Agreement in proper alphabetical order:

“1031 Alpine Cash Proceeds” means 1031 Cash Proceeds held by any 1031 Alpine Property Holder related to the sale by the Borrower and its Subsidiaries of certain Properties to Alpine in connection with the Alpine IPO.

“1031 Alpine Property Holder” means a 1031 Property Holder that holds 1031 Alpine Cash Proceeds.

“1031 Borrowing Base Cash” means, as of any Borrowing Base Determination Date, (i) 1031 Cash Proceeds held by a 1031 Property Holder related to the October 16, 2019 sale by the Borrower of a controlling interest in a wholly-owned subsidiary to certain financial investors, and (ii) 1031 Alpine Cash Proceeds, each of which is intended to qualify for tax treatment under, Section 1031 of the Code and which satisfies the following conditions:

(i)      the Administrative Agent shall have received the applicable 1031 Cash Security Documents with respect to such Property; and

(ii)      such 1031 Cash Proceeds have not been included in the calculation of the Borrowing Base for a period in excess of 180 days.

“1031 Cash Account” a separate and identifiable account from all other funds established and maintained by the Borrower with the Administrative Agent (or one of its Affiliates) into which any 1031 Released Cash shall be deposited.

“1031 Cash Security Documents” means (x) (i) a direction agreement reasonably acceptable to the Administrative Agent providing that all 1031 Released Cash shall, upon release thereof by the applicable 1031 Property Holder, be deposited into the 1031 Cash Account, which shall include a written acknowledgement and consent by the 1031 Property Holder that it shall comply with the terms of such direction agreement and (ii) a deposit account control agreement in favor of Administrative Agent with respect to the 1031 Cash Account on terms reasonably satisfactory to Administrative Agent; and (y) with respect to 1031 Alpine Cash Proceeds,  one or more pledge agreements among the Borrower and the Administrative Agent, related to a pledge of the Equity Interests of any 1031 Pledged Subsidiary to secure the Obligations.

“1031 Pledged Subsidiary” means a  Wholly-owned Subsidiary of the Borrower that is a  seller party to the “exchange agreement” with the 1031 Alpine Property Holder relating to all or a portion of the 1031 Alpine Cash Proceeds.

“1031 Released Cash” means cash previously constituting 1031 Borrowing Base Cash that is not utilized to acquire any Property and is therefore released by the applicable 1031 Property Holder.

“Alpine” means Alpine Income Property Trust, Inc.

“Alpine IPO” means the initial public offering of common stock of Alpine.

“Benchmark Replacement” means the sum of:  (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then‑prevailing market convention for determining a rate of interest as a replacement to the LIBOR Index Rate for U.S. dollar‑denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement;  provided further that if the Administrative Agent determines that there is an industry accepted substitute or successor rate for the LIBOR Index Rate, such rate shall be deemed to be the Benchmark Replacement hereunder.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBOR Index Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Index Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then‑prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Index Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar‑denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative

Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBOR Index Rate:  (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBOR Index Rate permanently or indefinitely ceases to provide the LIBOR Index Rate; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Index Rate:  (1) a public statement or publication of information by or on behalf of the administrator of the LIBOR Index Rate announcing that such administrator has ceased or will cease to provide the LIBOR Index Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Index Rate; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Index Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Index Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Index Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Index Rate, which states that the administrator of the LIBOR Index Rate has ceased or will cease to provide the LIBOR Index Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Index Rate; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Index Rate announcing that the LIBOR Index Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt‑in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Index Rate and solely to the extent that the LIBOR Index Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Index Rate for all purposes hereunder in accordance with Section 10.6 and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Index Rate for all purposes hereunder pursuant to Section 10.6.

“Early Opt‑in Election” means the occurrence of:  (1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar‑denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 10.6, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Index Rate, and (2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt‑in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward‑looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement entered into as of November 26, 2019, among Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent

“Third Amendment Effective Date” means the later of (i) November 26, 2019 and (ii) the date on which all conditions set forth in Section 3 of the Third Amendment are satisfied.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

1.4.      The definitions of “Golf Courses” and “Golf Courses Adjacent Property” are hereby removed from Section 5.1 of the Credit Agreement.

1.5.      Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.3.      Eligible Property Additions and Deletions to the Borrowing Base.  As of the Closing Date, the Borrower represents and warrants to the Lenders and the Administrative Agent that the Initial Properties qualify as Eligible Properties and that the information provided on Schedule 1.1 is true and correct in all material respects.

Upon not less than 10 Business Days prior written notice from the Borrower to the Administrative Agent, the Borrower can designate that a Property be added (subject to the other requirements for a Property qualifying as an Eligible Property) or deleted as an Eligible Property included in calculating the Borrowing Base.  Such notice shall be accompanied by a Borrowing Base Certificate setting forth the components of the Borrowing Base as of the addition or deletion of the designated Property as an Eligible Property, and with respect to a deletion, Borrower’s certification in such detail as reasonably required by the Administrative Agent that no Default or Event of Default exists under this Agreement and such deletion shall not (A) cause the Eligible Properties to violate the Borrowing Base Requirements, (B) cause a Default, or (C) cause or result in the Borrower failing to comply with any of the financial covenants contained in Section 8.20 hereof.  Each addition with respect to Eligible Properties shall be an Eligible Property in a minimum amount equal to $500,000 Borrowing Base Value or $500,000 Debt Service Coverage Amount, or shall be comprised of more than one qualifying Eligible Properties that in the aggregate have a minimum amount equal to $1,000,000 Borrowing Base Value or $1,000,000 Debt Service Coverage Amount, and all such additions shall be subject to reasonable approval by the Administrative Agent.

If no Default exists at the time of any deletion of a Property from qualifying as an Eligible Property included in calculating the Borrowing Base, any Material Subsidiary which owned such Property, but that does not otherwise own any other Eligible Property, shall be released from its obligations under its Guaranty.

Each acquisition of an Eligible Property utilizing 1031 Borrowing Base Cash previously included in the calculation of the Borrowing Base shall be subject to prior approval by Administrative Agent (which shall not be unreasonably withheld, conditioned or delayed).  If such acquisition is approved by Administrative Agent, within ten (10) Business Days after such acquisition,

Borrower shall add such Eligible Property as an Eligible Property included in calculating the Borrowing Base in accordance with this Section 7.3

1.6.      Clause (f) of Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)        (i) investments not to exceed $15,500,000 in the aggregate at any one time in (x) corporate debt issued by any real estate company or real estate investment trust, (y) Stock or Stock Equivalents issued by any real estate company or real estate investment trust, so long as in each case the real estate company or real estate investment trust is listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market and has a minimum market capitalization (based on its common equity securities) of $350,000,000 or (z) Stock issued by Alpine; or (ii) investments in Stock Equivalents issued by Alpine or its operating partnership.

1.7.      Section 8.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.17.    Change in the Nature of Business.  The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it immediately following the Alpine IPO.

1.8.      Clauses (c) and (e) of Section 8.20 of the Credit Agreement are hereby amended and restated in its entirety to read as follows:

(c)        Minimum Adjusted EBITDA to Fixed Charges Ratio.  As of the last day of each Fiscal Quarter of the Borrower ending (i) on or prior to September 30, 2019 and (ii) on or after March 31, 2020, the Borrower shall not permit the ratio of Adjusted EBITDA for the applicable Rolling Period to Fixed Charges for such Rolling Period to be less than 1.50 to 1.0.  As of the last day of the Fiscal Quarter of the Borrower ending on December 31, 2019, the Borrower shall not permit the ratio of Adjusted EBITDA for the applicable Rolling Period to Fixed Charges for such Rolling Period to be less than 1.25 to 1.0

(e)        Maintenance of Net Worth.  The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $ $252,062,542,  plus (b) 75% of the aggregate net proceeds received by the Borrower or any of its Subsidiaries after the Third Amendment Effective Date in connection with any offering of Stock or Stock Equivalents of the Borrower or the Subsidiaries.

1.9.      The following Section 8.27 of the Credit Agreement is hereby added to the Credit Agreement:

Section 8.27.    1031 Released Cash.  As security for the payment and performance in full of the Obligations, the Borrower hereby pledges and assigns to Administrative Agent for the benefit of the Lenders, and grants to Administrative Agent for the benefit of the Lenders a security interest in all of Borrower’s right, title and interest in and to all payments to or monies held in the 1031 Cash Account.  So long as no Event of Default has occurred or is continuing, amounts on deposit in the 1031 Cash Account will (subject to the rules and regulations as from time to time in effect applicable to such demand deposit accounts) be made available to the Borrower for use in the conduct of its business.  Upon the occurrence of an Event of Default, the Administrative Agent may apply the funds on deposit in any and all 1031 Cash Account to the Obligations (whether or not then due).

1.10.      The following Section 10.6 is hereby added to the Credit Agreement:

Section 10.6     Effect of Benchmark Transition Event:

(a)        Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt‑in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBOR Index Rate with a Benchmark Replacement.  Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (Chicago, Illinois time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders.  Any such amendment with respect to an Early Opt‑in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment.  No replacement of the LIBOR Index Rate with a Benchmark Replacement pursuant to Section 10.6 will occur prior to the applicable Benchmark Transition Start Date.

(b)        Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c)        Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Borrower and the Lenders of (i)

any occurrence of a Benchmark Transition Event or an Early Opt‑in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to Section 10.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non‑occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to Section 10.6.

(d)        Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of Base Rate based upon the LIBOR Index Rate will not be used in any determination of Base Rate.

1.11.      Exhibit E (Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit E attached hereto.

1.12.      Exhibit I (Borrowing Base Certificate) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit I attached hereto.

1.13.      Schedules 6.2, 6.11, 6.17, 6.23 and 6.25 to the Credit Agreement are hereby amended and restated in its entirety to read as set forth on, respectively, Schedules 6.2, 6.11, 6.17, 6.23 and 6.25 attached hereto and any reference contained in the Agreement to “the Second Amendment Effective Date” with respect to the information set forth on such Schedules is hereby amended to read “the Third Amendment Effective Date”.

SECTION 2.        RELEASE AND ADDITION OF GUARANTORS.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower provided the Administrative Agent with written request for deletion of certain Eligible Properties from the Borrowing Base (the “Release Request”), whereby the Borrower (a) designated certain Eligible Properties identified on Annex II hereto (the “Specified Released Properties”) to be released as an Eligible Properties under the Credit Agreement and (b) requested that certain Guarantors identified on Annex II (the “Specified Released Guarantors”) be released from their obligations as Guarantors under the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and subject to, and in reliance on, the representations made by the

Borrower in the Release Request, the Administrative Agent hereby releases the Specified Released Guarantors from their obligations as Guarantors under the Credit Agreement, including, without limitation, the Specified Released Guarantors’ Guaranty under Section 13 thereof, effective as of the Amendment Effective Date.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower provided the Administrative Agent with written request for addition of certain Eligible Properties to the Borrowing Base (the “Addition Request”), whereby the Borrower (a) designated certain Eligible Properties identified on Annex II hereto (the “Specified Addition Properties”) to be added as an Eligible Properties under the Credit Agreement and (b) requested that certain Material Subsidiaries identified on Annex II (the “Specified Addition Guarantors”) be added as Guarantors under the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and subject to, and in reliance on, the representations made by the Borrower in the Addition Request, the Administrative Agent hereby adds the Specified Addition Properties to the Borrowing Base and adds the Specified Addition Guarantors as Guarantors under the Credit Agreement, effective as of the Amendment Effective Date.

Each Specified Addition Guarantor hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  Each Specified Addition Guarantor confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to such Specified Addition Guarantor as of the date hereof and such Specified Addition Guarantor shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.  Without limiting the generality of the foregoing, each Specified Addition Guarantor hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as such Specified Addition Guarantor were a signatory party thereto.

SECTION 3.        CONDITIONS PRECEDENT.

The effectiveness of this Third Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.      The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Third Amendment.

3.2.      The Borrower shall have paid to the Administrative Agent (i) an amendment fee for the benefit of each Lender in amount equal to 0.05% multiplied by the amount of such Lender’s Revolving Credit Commitment, together with (ii) all fees and expenses due to the Administrative Agent pursuant to Section 12.15 of the Credit Agreement (including pursuant to Section 5.2 hereof) due in connection with this Third Amendment.

3.3.      The Borrower shall have completed the disposition of the Specified Released Properties to Alpine substantially in accordance with the transaction structure previously provided to the Administrative Agent.

3.4.      The Administrative Agent shall have received each of the deliveries listed on the List of Closing Documents attached hereto as Annex I.

3.5.      Legal matters incident to the execution and delivery of this Third Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 4.        REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Third Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Third Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Third Amendment.

SECTION 5.        MISCELLANEOUS.

5.1.      Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Third Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.      The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Third Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.      Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.      This Third Amendment is a Loan Document.  This Third Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Third Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Third Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Third Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Third Amendment to Second Amended and Restated Credit Agreement is entered into as of the date and year first above written

“BORROWER”

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation

By	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

“GUARANTORS”

INDIGO DEVELOPMENT LLC, a Florida limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

INDIGO HENRY LLC, a Florida limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LHC15 GLENDALE AZ LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

LHC15 RIVERSIDE FL LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 MONTEREY LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO16 AUSTIN LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 CHARLOTTESVILLE LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 HUNTERSVILLE LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO16 OSI LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 OLIVE TX LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 RALEIGH LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 SARASOTA LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 SAUGUS LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO17 WESTCLIFF TX LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO16 RENO LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 BRANDON FL LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

BLUEBIRD METROWEST ORLANDO LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO17 HILLSBORO OR LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

INDIGO GROUP INC., a Florida corporation

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO18 ASPEN LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO18 JACKSONVILLE FL LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTO18 ARLINGTON TX LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO18 ALBUQUERQUE NM LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

CTLC18 LYNN MA LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name:	Mark E. Patten
Title:	Senior Vice President and
Chief Financial Officer

INDIGO GROUP LTD., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO19 WINSTON SALEM NC LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

IGI19 FC VA LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO19 NRH TX LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

CTO19 OCEANSIDE NY LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

CTO19 CARPENTER AUSTIN LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO19 RESTON VA LLC, a Delaware limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its manager

By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 ARUBA LAND LLC,
a Delaware limited liability company, as an Issuer

By:	Consolidated -Tomoka Land Co., a Florida corporation, Its Member

By:	/s/ Daniel E. Smith
Daniel E. Smith
Senior Vice President, General Counsel
and Corporate Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Accepted and Agreed to.

“ADMINISTRATIVE AGENT AND L/C ISSUER”

BANK OF MONTREAL, as L/C Issuer and as Administrative Agent

By	/s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

“LENDERS”

BANK OF MONTREAL, as a Lender and Swing Line Lender

By	/s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Leeanne Feagan
Name: Leeanne Feagan
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick T. Ramage
Name: Patrick T. Ramage
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT E

COMPLIANCE CERTIFICATE

To:       Bank of Montreal, as Administrative
Agent under, and the Lenders party to,
the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 7, 2017, as amended, among Consolidated-Tomoka Land Co., as Borrower, the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.     I am the duly elected ____________ of Consolidated-Tomoka Land Co.;

2.     I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.     The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.     The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.     The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

SCHEDULE I

TO COMPLIANCE CERTIFICATE

_________________________________________________

COMPLIANCE CALCULATIONS

FOR SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 7, 2017, AS AMENDED

CALCULATIONS AS OF _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))

1. Total Indebtedness	$___________

2. Total Asset Value as calculated on Exhibit A hereto	___________

3. Ratio of Line A1 to A2	____:1.0

4. Line A3 must not exceed	0.60:1.0

5. The Borrower is in compliance (circle yes or no)	yes/no

B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))

1. Secured Indebtedness	$___________

2. Total Asset Value as calculated on Exhibit A hereto	___________

3. Ratio of Line B1 to B2	____:1.0

4. Line B3 must not exceed	0.40:1.0

5. The Borrower is in compliance (circle yes or no)	yes/no

C. Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))

1. Net Income	$___________

2. Depreciation and amortization expense	___________

3. Interest Expense	___________

4. Income tax expense	___________

5. Extraordinary, unrealized or non-recurring losses	___________

6. Non-Cash Compensation Paid in Equity Securities	___________

7. Extraordinary, unrealized or non-recurring gains	___________

8. Income tax benefits	___________

9. Sum of Lines C2, C3, C4, C5 and C6	___________

10. Sum of Lines C7 and C8	___________

11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________

12. Annual Capital Expenditure Reserve	___________

13. Line C11 minus Line C12 (“Adjusted EBITDA”)	___________

14. Interest Expense	___________

15. Principal Amortization Payments	___________

16. Dividends	___________

17. Income Taxes Paid	___________

18. Sum of Lines C14, C15, C16 and C17 (“Fixed Charges”)	___________

19. Ratio of Line C13 to Line C18	____:1.0

20. Line C19 shall not be less than	1.50:1.0 [1.25: 1.0][1]

21. The Borrower is in compliance (circle yes or no)	yes/no

D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))

1. Secured Recourse Indebtedness	$___________

2. Total Asset Value as calculated on Exhibit A hereto	___________

1         Fiscal Quarter ending 12/31/19

3. Ratio of Line D1 to Line D2	____:1.0

4. Line D3 shall not exceed	0.05:1.0

5. The Borrower is in compliance (circle yes or no)	yes/no

E. Tangible Net Worth (Section 8.20(e))

1. Tangible Net Worth	$___________

2. Aggregate net proceeds of Stock and Stock Equivalent offerings	___________

3. 75% of Line E2	___________

4. $252,062,542 plus Line E3	___________

5. Line E1 shall not be less than Line E4

6. The Borrower is in compliance (circle yes or no)	yes/no

F. Investments (Corporate Debt, Stock to Stock Equivalents in REC/REITS/Alpine) (Section 8.8(f))

1. Investments in debt, Stock or Stock Equivalents of listed real estate companies and real estate investment trusts	$__________

2. Investments in Stock of Alpine	$__________

3. Sum of Line F1 and Line F2	$__________

4. Line F3 shall not exceed $15,000,000

5. The Borrower is in compliance (circle yes or no)	yes/no

6. Investments in Stock Equivalents of Alpine	$__________

G. Investments (Joint Ventures) (Section 8.8(j))
1. Cash Investments in Joint Ventures	$___________

2. Total Asset Value	___________

3. Line G1 divided by Line G2	___________

4. Line G3 shall not exceed 10% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

H. Investments (Assets Under Development) (Section 8.8(k))

1. Assets Under Development	$___________

2. Total Asset Value	___________

3. Line H1 divided by Line H2	___________

4. Line H3 shall not exceed 7.5% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

I. Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))

1. Mortgage Loans, Mezzanine Loans and Notes Receivable	$___________

2. Total Asset Value	___________

3. Line I1 divided by Line I2	___________

4. Line I3 shall not exceed 25% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

J. Investments (Ground Leases) (Section 8.8(m))

1. Investments in Ground Leases other than Permitted Ground Lease Investments	$___________

2. Total Asset Value	___________

3. Line J1 divided by Line J2	___________

4. Line J3 shall not exceed 20% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

K. Investments (Stock Repurchases) (Section 8.8(n))

1. Stock Repurchases	$___________

2. Investment Net Sales Proceeds	$___________

3. Line K1 minus Line K2	___________

4. Adjusted EBITDA (from Line C13)[2]	$___________

5. Fixed Charges (from Line C18)	$___________

6. Sum of lines K3 and K5	$___________

7. Ratio of Line K4 to Line K6	____:1.0

8. Line K7 shall not be less than	1.50:1.0

9. The Borrower is in compliance (circle yes or no)	yes/no

L. Investments (Land Assets) (Section 8.8(o))

1. Land Assets	$___________

2. Total Asset Value	___________

3. Line L1 divided by Line L2	___________

4. Line L3 shall not exceed 10% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

M. Aggregate Investment Limitation to Total Asset Value (Section 8.8)

1. Sum of Lines F3, F6, G1, H1, I1, J1 and K3	$___________

2. Total Asset Value	____________

3. Line M1 divided by Line M2	___________

4. Line M3 shall not exceed 30% of Total Asset Value

5. The Borrower is in compliance (circle yes or no)	yes/no

2         Remainder to be completed if Line K5 is greater than $0.

EXHIBIT A TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated September 7, 2017, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT B TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated September 7, 2017, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

PROPERTY	PROPERTY INCOME	MINUS	PROPERTY EXPENSES (WITHOUT CAP. EX. RESERVE OR MANAGEMENT FEES)	MINUS	ANNUAL CAPITAL EXPENDITURE RESERVE	MINUS	GREATER OF 3% OF RENTS OR ACTUAL MANAGEMENT FEES	EQUALS	PROPERTY NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

TOTAL PROPERTY NOI FOR ALL PROPERTIES:                                            $_____________

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT I

BORROWING BASE CERTIFICATE

To:       Bank of Montreal, as Administrative
Agent under, and the Lenders party to,
the Credit Agreement described below.

Pursuant to the terms of the Second Amended and Restated Credit Agreement dated as of September 7, 2017, as amended, among us (the “Credit Agreement”), we submit this Borrowing Base Certificate to you and certify that the calculation of the Borrowing Base set forth below and on any Exhibits to this Certificate is true, correct and complete as of the Borrowing Base Determination Date.

A.     Borrowing Base Determination Date: __________________ ____, 20___.

B.     The Borrowing Base and Revolving Credit Availability as of the Borrowing Base Determination Date is calculated as:

1. Lesser of (i) $50,000,000 or (ii) 60% of 1031 Borrowing Base Cash[3]	$_________________
2. 60% of the Borrowing Base Value as calculated on Exhibit A hereto	$_________________
3. Debt Service Coverage Amount as calculated on Exhibit B hereto	$_________________
4. The lesser of Line 1 and Line 2	$_________________
5. Line 1 plus Line 4	$_________________
6. [Other Unsecured Indebtedness][4]	$_________________
7. Line 5 minus Line 6 (the “Borrowing Base”)	$_________________
8. Aggregate Revolving Loans, Swing Loans and L/C Obligations outstanding	$_________________
9. Line 7 minus Line 8 (the “Revolving Credit Availability”)	$_________________

3         Only to be included prior to 7/1/2020.

4         Only to be included when there is an Other Guaranty Trigger.

The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this ______ day of __________________ 20___.

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT A TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A is attached to the Borrowing Base Certificate of Consolidated-Tomoka Land Co. for the Borrowing Base Determination Date of ___________ ____, 20___ and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Second Amended and Restated Credit Agreement dated September 7, 2017, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Borrowing Base Value as of the Borrowing Base Determination Date set forth above:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

BORROWING BASE VALUE OF ALL ELIGIBLE PROPERTIES:	$__________

BORROWING BASE REQUIREMENTS:

A. Number of Properties

1. The number of Eligible Properties	___________

2. Line A1 shall not be less than [95][20] [6]

3. The Borrower is in compliance (circle yes or no)	yes/no

B. Borrowing Base Value

1. Borrowing Base Value	$___________

2. Line B1 shall not be less than [$75,000,0007][$200,000,000] [8]

3. The Borrower is in compliance (circle yes or no)	yes/no

C. Non-Retail, Office or Mixed-Use Retail/Office Properties

1. Percent of Borrowing Base Value attributable to Non-Retail, Office or Mixed-Use Retail/Office Properties	___________%

2. Line C1 shall not be greater than 35%

3. The Borrower is in compliance (circle yes or no)	yes/no

5         Prior to 7/1/2020.

6         On and after 7/1/2020.

7         Prior to 7/1/2020.

8         On and after 7/1/2020.

D. Individual Eligible Property Value

1.       The Percentage of Borrowing Base Value of each Eligible Property is set forth [above or on the attached Schedule] and the largest Borrowing Base Value or any Eligible Property is $___________ for the ___________ Eligible Property.

2. No Eligible Property comprises more than 25% of Borrowing Base Value

3. The Borrower is in compliance (circle yes or no)	yes/no9

E. Single Tenant Borrowing Base Value

1. The largest amount of Borrowing Base Value from a single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, is $_____________ from _____________.

2. No single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, comprises more than 20% of Borrowing Base Value

3. The Borrower is in compliance (circle yes or no)	yes/no10

F. Permitted Ground Lease Investments

1. Percent of Borrowing Base Value attributable to Permitted Ground Lease Investments	__%

2. Line F1 shall not be greater than 30%

3. The Borrower is in compliance (circle yes or no)	yes/no11

G. Hotels, Motels and Resorts

1. Percent of Borrowing Base Value attributable to Hotels, Motels or Resorts	__%

9         If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties to the extent it exceeds the 25% concentration limit.

10       If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties to the extent it exceeds the 20% concentration limit.

11       If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that  portion of the Property NOI or book value of any Permitted Ground Lease Investments attributable to any Permitted Ground Lease Investments to the extent it exceeds the 35% concentration limit.

2. Line G1 shall not be greater than 20%

3. The Borrower is in compliance (circle yes or no)	yes/no

H. Occupancy Rate

1. Aggregate Occupancy Rate of Eligible Properties	__%

2. Line H1 shall not be less than 85%

3. The Borrower is in compliance (circle yes or no)	yes/no

I. MSA

1. Percentage of the Borrowing Base Value comprised of Eligible Properties located in the same MSA	__%

2. Line I1 shall be not greater than [40%][12] [35%][13]

3. The Borrower is in compliance (circle yes or no)	yes/no

12                  Prior to 1/1/2021.

13                  On and after 1/1/2021.

EXHIBIT B TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B is attached to the Borrowing Base Certificate of Consolidated-Tomoka Land Co. for the Borrowing Base Determination Date of __________ ___, 20__ and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Second Amended and Restated Credit Agreement dated September 7, 2017, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Debt Service Coverage Amount as of the Borrowing Base Determination Date set forth above:

ELIGIBLE PROPERTIES	DEBT SERVICE COVERAGE AMOUNT AS CALCULATED ON ANNEX I TO THIS EXHIBIT B
$__________
$__________
$__________
$__________

TOTAL DEBT SERVICE COVERAGE AMOUNT OF ALL ELIGIBLE PROPERTIES:	$__________

ANNEX I TO EXHIBIT B TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

[Borrower to Insert Calculation of Debt Service Coverage Amount for each Eligible Property with concentration limit exclusions]

SCHEDULE 6.2

SUBSIDIARIES

BLUEBIRD ARROWHEAD PHOENIX LLC (limited liability company)
Date of Formation:	January 14, 2013
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member

BLUEBIRD GERMANTOWN MD LLC (limited liability company)
Date of Formation:	August 15, 2013
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member

BLUEBIRD METROWEST ORLANDO LLC (limited liability company)
Date of Formation:	January 14, 2013
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

BLUEBIRD RENTON WA LLC (limited liability company)
Date of Formation:	July 11, 2013
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member
CTLC GOLDEN ARROW KATY LLC (limited liability company)
Date of Formation:	March 24, 2014
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member

CTLC18 LYNN MA LLC (limited liability company)
Date of Formation:	May 28, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member
CTO16 ATLANTIC LLC (limited liability company)
Date of Formation:	November 9, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 AUSTIN LLC (limited liability company)
Date of Formation:	August 17, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 CHARLOTTESVILLE LLC (limited liability company)
Date of Formation:	August 17, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 DALLAS LLC (limited liability company)
Date of Formation:	February 9, 2016
State of Formation:	Delaware
Member:	Indigo Group Inc. 99% Managing Member
Indigo Group Ltd. 1% Managing Member

CTO16 HUNTERSVILLE LLC (limited liability company)
Date of Formation:	August 17, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 MONTEREY LLC (limited liability company)
Date of Formation:	August 12, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 OLIVE TX LLC (limited liability company)
Date of Formation:	September 9, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 OSI LLC (limited liability company)
Date of Formation:	August 17, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 RALEIGH LLC (limited liability company)
Date of Formation:	September 9, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 RENO LLC (limited liability company)
Date of Formation:	November 1, 2016
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 BRANDON FL LLC (limited liability company)
Date of Formation:	March 27, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 HILLSBORO OR LLC (limited liability company)
Date of Formation:	September 19, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co.

CTO17 SARASOTA LLC (limited liability company)
Date of Formation:	January 10, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 SAUGUS LLC (limited liability company)
Date of Formation:	February 17, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 WESTCLIFF TX LLC (limited liability company)
Date of Formation:	January 10, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

CTO18 ALBUQUERQUE NM LLC (limited liability company)
Date of Formation:	August 8, 2018
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO18 ARLINGTON TX LLC (limited liability company)
Date of Formation:	December 10, 2018
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO18 ASPEN LLC (limited liability company)
Date of Formation:	January 25, 2018
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO18 JACKSONVILLE FL LLC (limited liability company)
Date of Formation:	September 13, 2018
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 ALBANY GA LLC (limited liability company)
Date of Formation:	June 6, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 BIRMINGHAM LLC (limited liability company)
Date of Formation:	May 8, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 CARPENTER AUSTIN LLC (limited liability company)
Date of Formation:	June 20, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 NRH TX LLC (limited liability company)
Date of Formation:	October 8, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 OCEANSIDE NY LLC (limited liability company)
Date of Formation:	August 20, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 RESTON VA LLC (limited liability company)
Date of Formation:	June 28, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 TROY WI LLC (limited liability company)
Date of Formation:	August 20, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

CTO19 WINSTON SALEM NC LLC (limited liability company)
Date of Formation:	March 13, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

DAYTONA JV LLC (limited liability company)
Date of Formation:	August 5, 2015
State of Formation:	Florida
Members:	LHC15 Atlantic DB JV LLC (50%, managing member) and CTO16 Atlantic LLC (CTO affiliate), which acquired its interest from SM Bermuda Dunes Owner LLC (DE LLC), a Square Mile Capital entity).

DB BEACH LAND LLC (limited liability company)
Date of Formation:	July 14, 2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

DB MAIN STREET LLC (limited liability company)
Date of Formation:	March 13, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

DB MAINLAND LLC (limited liability company)
(Name changed from CTO17 Atlanta LLC on 7/14/2017)
Date of Formation:	May 11, 2017; Name Change Amendment 7/14/2017
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

DB MAINLAND TWO LLC (limited liability company)
Date of Formation:	April 23, 2018
State of Formation:	Delaware
Member:	Indigo Group Inc. 100%

GOLDEN ARROW 6 LLC (limited liability company)
Date of Formation:	September 16, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100% Managing Member

GOLDEN ARROW CHARLOTTE NC LLC (limited liability company)
Date of Formation:	August 29, 2014
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member

GOLDEN ARROW CLERMONT FL LLC (limited liability company)
Date of Formation:	August 29, 2014
State of Formation:	Delaware
Member:	Golden Arrow 6 LLC, 100% Managing Member

IGI18 Back 40 LLC (limited liability company)
Date of Formation:	February 23, 2018
State of Formation:	Delaware
Member:	Indigo Group Inc 100%

IGI19 FC VA LLC (limited liability company)
Date of Formation:	March 21, 2019
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. 100%

INDIGO DEVELOPMENT LLC (limited liability company)
Date of Formation:	January 13, 2009
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

INDIGO GRAND CHAMPIONS FIVE LLC (limited liability company)
Date of Formation:	July 20, 2010
State of Formation:	Florida
Charter Number:	L10000076595
Member:	Palms Del Mar Inc., 100% Managing Member

INDIGO GRAND CHAMPIONS SIX LLC (limited liability company)
Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc., 100% Managing Member

INDIGO GRAND CHAMPIONS TEN LLC (limited liability company)
Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc., 100% Managing Member

INDIGO GROUP INC. (corporation)
(Name Change from Indigo Development Inc. April 7, 1987)
(Name Change from The Charles Wayne Group Inc. July 23, 1991)
Date of Incorporation:	September 27, 1984
State of Incorporation:	Florida
Authorized Shares:	7,500 common shares @ $1.00 par value
75,000 (increased from 30,000 4/26/85) Series
preferred shares @ $100.00 par value

INDIGO GROUP LTD (limited partnership)
(Name Change from The Charles Wayne Group Ltd. August 1, 1991)
Date of Formation:	April 30, 1987
State of Formation:	Florida

Partners:
Indigo Group Inc.
(Managing General Partner)	1.460%
Palms Del Mar Inc.	5.065%
(Limited Partner)
Consolidated-Tomoka Land	93.475%

INDIGO HENRY LLC (limited liability company)
Date of Formation:	May 24, 2006
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

INDIGO INTERNATIONAL LLC (limited liability company)
Date of Formation:	January 13, 2009
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

LHC14 OLD DELAND LLC (limited liability company)
(Name changed from Golden Arrow Plaza Retail LLC on 5/11/2015)
Date of Formation:	June 4, 2014; Name Change Amendment 05/11/2015
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 ATLANTIC DB JV LLC (limited liability company)
Date of Formation:	August 3, 2015
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 GLENDALE AZ LLC (limited liability company)
Date of Formation:	April 28, 2015
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 RALEIGH NC LLC (limited liability company)
Date of Formation:	October 26, 2015
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 RIVERSIDE FL LLC (limited liability company)
Date of Formation:	June 30, 2015
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co., 100% Managing Member

PALMS DEL MAR INC. (corporation)
Date of formation:	May 12, 1978 (Acquired by CTLC 3/27/87)
State of formation:	Florida
Authorized Shares:	1,000 common shares @ $1.00 par value
Registered Agent:	Daniel E. Smith, 1530 Cornerstone Blvd., Ste. 100, Daytona Beach, FL 32117

PLAY IT FOREWARD DAYTONA LLC (limited liability company)
Date of Incorporation:	May 17, 2013
State of Incorporation:	Florida
Manager:	Consolidated-Tomoka Land Co. , 100% Managing Member

PLAY IT FORWARD DAYTONA INC. (corporation - conversion from Play It Forward Daytona LLC)
501(c)3 charitable entity
Date of Incorporation:	October 5, 2015
State of Incorporation:	Florida

TIGER BAY MITIGATION LLC (limited liability company)
Date of Formation:	January 17, 2018
State of Formation:	Florida
Member:	Originally Consolidated-Tomoka Land Co. 100%; as of 6/7/2018, a 69.77% interest in the entity was conveyed to ASG Tiger Bay Holdings LLC.

TOMOKA AG INC. (corporation)
Ag Operations
(Name changed from W. Hay Inc., effective July 18 2012)
Date of Incorporation:	December 21, 2004
State of Incorporation:	Florida
Authorized Shares:	1,000 common shares, $1.00 par value

SCHEDULE 6.11

LITIGATION

This Schedule 6.11 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.11 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.  Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.  Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries.  Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein.  Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature.  Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

North Carolina Department of Transportation/Lease Agreement with Harris Teeter.  On November 21, 2011, the Company, Indigo Mallard Creek LLC and Indigo Development LLC, as owners of the Harris Teeter income property in Charlotte, were served with pleadings for a highway condemnation action involving this property. The proposed road modifications would impact access to the property. The Company does not believe the road modifications provided a basis for Harris Teeter to terminate the lease. Regardless, in January 2013, the North Carolina Department of Transportation (“NCDOT”) proposed to redesign the road modifications to keep the all access intersection open for ingress with no change to the planned limitation on egress to the right-in/right-out only. Additionally, NCDOT and the City of Charlotte proposed to build and maintain a new access road/point into the property. Construction has begun and is not expected to be completed until 2019. Harris Teeter has expressed satisfaction with the redesigned project and indicated that it will not attempt to terminate its lease if this project is built as currently redesigned. Because the redesigned project will not be completed until 2019, the condemnation case has been placed in administrative closure. As a result, the trial and mediation will not likely be scheduled until requested by the parties, most likely in 2020.

SCHEDULE 6.17

ENVIRONMENTAL ISSUES

This Schedule 6.17 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.17 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.  Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.  Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries.  Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein.  Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature.  Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

Property	Address	Description of Environmental Issue

Indigo Lakes Resort	Daytona Beach, FL	Monitoring and testing is complete and the site received a No Further Action letter in January 2017.

Little Lake Grassy	Lake Placid, FL

Little Lake Grassy is a small

pond located adjacent to a large citrus grove operation that was formerly operated by the Company.  The contamination originated at a maintenance facility used as part of the irrigation system for the citrus grove.  The Company fully implemented the Remedial Action Plan (RAP) previously approved by the State and the State recently confirmed that the testing and treatment activities performed pursuant to the RAP were completed satisfactorily.  The State also recently approved the Company’s plan for monitoring the site which calls for the Company providing monitoring results once per year. The monitoring program is now underway. The First Post Action Remediation Monitoring Report was submitted on or about March 28, 2019.  Overall, groundwater quality conditions showed improvement with the exception of one monitoring well; nevertheless, the results at this well were still testing below the Natural Attenuation Default.  It was recommended that the next annual monitoring event occur in March 2020.

Acreage West of Interstate 95	Daytona Beach, FL

In connection with certain land sale Contracts to which Borrower is a party, the pursuit of customary development entitlements gave rise to an informal inquiry and subsequently a formal written request by federal regulatory agencies on a portion of Borrower’s land.  Borrower believes the issues raised by, and the land which is the subject of, the inquiry are similar to or the same as those which were addressed and resolved in December 2012 in a settlement agreement between Borrower and St. Johns River Water Management District (the “SJRWMD Matter”).  This matter was resolved through an executed Administrative Compliance Order with the Environmental Protection Agency, whereby the necessary permits were obtained, and a restoration plan was agreed upon. The restoration plan is approximately 93% complete as of September 30, 2019.

Acreage East of Interstate 95	Daytona Beach, FL

The pursuit of certain development entitlements gave rise to two notices of violation by the Army Corps of Engineers. Borrower believes the issues raised by, and the land which is the subject of, the inquiry are similar to or the same as those in the SJRWMD Matter.   Once notice was  resolved through the notice of violation having been rescinded and the permit having been issued.  As of April 23, 2019, the second notice has also been resolved by issuance of state and federal permits.

SCHEDULE 6.23

MAINTENANCE AND CONDITION

This Schedule 6.23 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.23 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.  Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.  Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries.  Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein.  Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature.

The Borrower owns a notional 33.50% interest in Crisp39 SPV LLC, which holds just over 5,300 acres of land in Daytona Beach, Volusia County, Florida and the surrounding area for which no formal flood zone determination has been made.

SCHEDULE 6.25

SIGNIFICANT LEASES

(All Leases including self development)

Property	Tenant	Landlord
2890 Providence Lake Blvd.	LA Fitness/	CTO17 Brandon FL LLC (as to an
Brandon, FL	Fuzzy’s Taco Shop/	undivided 74.10% interest)
World of Beer
Consolidated-Tomoka Land Co. (as to
an undivided 25.90% interest)

1073 Broadway	JoAnn Fabrics	CTO17 Saugus LLC
Saugus, MA

3511 West Biddison Street	Westcliff Shopping Center	CTO17 Westcliff TX LLC
Fort Worth, TX

1900 Fruitville Road	Staples	CTO17 Sarasota LLC
Sarasota, FL

11 N Sierra Street	Reno Riverside	CTO16 Reno LLC
Reno, NV

4323/4341 Maple Ave	7-Eleven /Cricket Wireless	CTO16 Dallas LLC (as to an
Dallas, TX		undivided 99% interest)

Indigo Group Ltd (as to an
undivided 1% interest)

245 Riverside Ave	Office Building	LHC15 Riverside FL LLC
Jacksonville, FL

1100 Corporate Center Drive	Wells Fargo Bank, N.A.	LHC15 Raleigh NC LLC
Raleigh, NC

200 East Franklin Street	Bank of America Branch	CTO16 Monterey LLC
Monterey, CA

4700 Green Road	At Home	CTO16 Raleigh LLC
Raleigh, NC

521 E. Hyman Avenue	Aspen Core Condominiums	CTO18 Aspen LLC
Aspen, CO

Property	Tenant	Landlord
1855 Jonesboro Rd.	Dick’s Sporting Goods, Inc.	Consolidated-Tomoka Land Co. (as
McDonough, GA		to an undivided 40.5% interest)

Indigo Development LLC (as to an
undivided 28.7% interest)

Indigo Henry LLC (as to
an undivided 30.8% interest)

1871 Jonesboro Rd.	Best Buy Stores, L.P.	Consolidated-Tomoka Land Co. (as
McDonough, GA		to an undivided 40.5% interest)

Indigo Development LLC (as to an
undivided 28.7% interest)

Indigo Henry LLC (as to
an undivided 30.8% interest)

17510 N 75th Ave	Big Lots	Bluebird Arrowhead Phoenix LLC
Glendale, AZ

20926 Frederick Road	Big Lots	Bluebird Germantown MD LLC
Germantown, MD

7580 W Bell Road	Container Store	LHC15 Glendale AZ LLC (as to an
Glendale, AZ		undivided 25.88% interest)

Consolidated-Tomoka Land Co. (as
an undivided 74.12% interest)

2501 N Field Street	CVS Pharmacy	CTO16 Olive TX LLC
Dallas, TX

2201 West W.T. Harris Blvd.	Harris Teeter, Inc.	Golden Arrow Charlotte NC LLC
Charlotte, NC

6355 Metrowest Blvd, Suite 100	Hilton Metrowest	Bluebird Metrowest Orlando LLC
Orlando, FL

1800 Metrowest Drive, Suite 100	Hilton Cambridge	Bluebird Metrowest Orlando LLC

19935 Katy Freeway	Lowe’s Home Center	CTLC Golden Arrow Katy LLC
Katy, TX

11590 Research Blvd	Carrabba’s	CTO16 Austin LLC
Austin, TX

11600 Research Blvd	Outback Steakhouse	CTO16 OSI LLC
Austin, TX

1101 Seminole Trail	Outback Steakhouse	CTO16 Charlottesville LLC
Charlottesville, VA

Property	Tenant	Landlord
16400 Northcross Drive	Outback Steakhouse	CTO16 Huntersville LLC (as to a
Huntersville, NC		81.82% interest)

Consolidated-Tomoka Land Co. (as
to a 5.72% interest)

Indigo Group Inc. (as to a 12.45%
Interest)

17615 140th Ave SE	Rite Aid	Bluebird Renton WA LLC
Renton, WA

4395 Kimball Bridge Rd.	Walgreen Co. (Store #5903)	Indigo Development LLC
Alpharetta, GA

2590 E Hwy 50	Walgreen Co. (Store #7273)	Golden Arrow Clermont FL LLC
Clermont, FL

451 S. Atlantic Avenue	Crabby’s Oceanside Restaurant	Daytona JV LLC
Daytona Beach, FL

471 S. Atlantic Avenue	Landshark Bar & Grill	Daytona JV LLC
Daytona Beach, FL

5401 Watson Drive SE	Fidelity Bank Building	CTO18 Albuquerque NM LLC
Albuquerque, NM

3775 Oxford Station Way	Hobby Lobby	CTO19 Winston Salem NC LLC
Winston-Salem, NC

1650 West I-20	Macaroni Grill	CTO18 Arlington TX LLC
Arlington, TX

4914 Town Center Parkway	Chuys’s	CTO18 Jacksonville FL LLC
Jacksonville, FL

4826 Town Center Parkway	Firebird’s	CTO18 Jacksonville FL LLC
Jacksonville, FL

4954 Town Center Parkway	Cheddar’s	CTO18 Jacksonville FL LLC
Jacksonville, FL

4990 Town Center Parkway	JP Morgan Chase Bank	CTO18 Jacksonville FL LLC
Jacksonville, FL

4710 Town Center Parkway	Moe’s	CTO18 Jacksonville FL LLC
Jacksonville, FL

4816 Gate Parkway	PDQ	CTO18 Jacksonville FL LLC
Jacksonville, FL

4866 Gate Parkway	WaWa	CTO18 Jacksonville FL LLC
Jacksonville, FL

5064 Weeber’s Crossing	Scrubble’s Car Wash	CTO18 Jacksonville FL LLC
Jacksonville, FL

Property	Tenant	Landlord
18770 NW Walker Road	Wells Fargo Building	CTO17 Hillsboro OR LLC
Hillsboro, OR		(as to a 94.15% interest)
Indigo Development Inc. (as to a
.62% interest)

Indigo Group Inc. (as to a 5.23%
interest)

1000 East Broad Street	24-Hour Fitness	IGI19 FC VA LLC
Falls Church, VA

2699 County Road D	Alpine Valley Music Theatre	CTO19 Troy WI LLC
East Troy, WI

400 Josephine Street	The Carpenter Hotel	CTO19 Carpenter Austin LLC
Austin, TX

50 Central Avenue	Family Dollar	CTLC18 Lynn MA LLC
Lynn, MA

6537 NE Loop	Burlington	CTO19 NRH TX LLC
North Richland Hills, TX

3098 Long Beach Road	Party City	CTO19 Oceanside NY LLC
Oceanside, NY

12180 Sunrise Valley Dr.	Reston Metro Center II	CTO19 Reston VA LLC
Reston, VA

101 Doug Baker Blvd	Walgreens	CTO19 Birmingham LLC
Birmingham, AL

2414 Sylvester Road	Walgreens	CTO19 Albany GA LLC
Albany, GA

ANNEX I

LIST OF CLOSING DOCUMENTS

ANNEX II

SPECIFIED RELEASED PROPERTIES AND SPECIFIED RELEASED GUARANTORS14

Subsidiary Name	Property
CTO17 Hillsboro OR LLC	Wells Fargo Office Building, Portland, OR
Bluebird Metrowest Orlando LLC	Hilton MetroWest Orlando, FL Hilton Cambridge Orlando, FL
CTO16 Raleigh LLC	At Home, Raleigh, NC
CTO16 Reno LLC	Century Theater Riverside, Reno, NV
CTO19 Winston Salem NC LLC	Hobby Lobby, Winston-Salem, NC
Indigo Henry LLC	Best Buy McDonough (Atlanta), GA Dick’s McDonough (Atlanta), GA
CTO17 Saugus MA LLC	Jo-Ann Fabrics, Saugus, MA
CTO16 Charlottesville LLC	Outback Steakhouse, Charlottesville, VA
CTLC18 Lynn MA LLC	Family Dollar, Lynn, MA
LHC15 Glendale AZ LLC	Container Store, Glendale, AZ
CTO16 Huntersville LLC	Outback Steakhouse, Charlotte, NC
CTO17 Brandon FL LLC	LA Fitness Brandon, FL15

14       CTO19 Birmingham (owns Walgreens, Birmingham, AL) is not a Guarantor as it owns a Property in a 1031 Reverse Exchange, but its Property will be removed from the Borrowing Base upon effectiveness of the Third Amendment to Second Amended and Restated Credit Agreement although not listed as a Released Guarantor.

15       CTO17 Brandon also previously owned Fuzzy’s Taco Shop, World of Beer, Brandon FL, however those assets have been transferred to CTO17 Aruba Land LLC which is a Specified Addition Guarantor.

SPECIFIED ADDITION PROPERTIES AND SPECIFIED ADDITION GUARANTORS

Subsidiary Name	Property
CTO19 NRH TX LLC	Burlington Warehouse, North Richard Hills, TX
CTO19 Oceanside NY LLC	Party City, Oceanside, NY
CTO19 Carpenter Austin LLC	Land under Carpenter Hotel, Austin, TX
CTO19 Reston VA LLC	Reston MetroCenter II, Reston, VA (co-owner)
Indigo Group Ltd.	Reston MetroCenter II, Reston, VA (co-owner)
CTO17 Aruba Land LLC	Fuzzy’s Taco Shop, World of Beer, Brandon FL